Exhibit 99.41

NOT FOR DISTRIBUTION OR DISSEMINATION IN THE UNITED STATES

GOLDGROUP ANNOUNCES CLOSING OF NON-BROKERED PRIVATE PLACEMENT

Vancouver, British Columbia (September 12, 2025) Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V:GGA, OTC:GGAZF) is pleased to announce that it has closed the CAD $4 million non brokered private placement (the “Private Placement”) previously announced on August 22, 2025, and August 28, 2025.

Goldgroup sold on a non-brokered private placement basis 4,848,485 units of the Company (“Units”) at a price of $0.825 per Unit for aggregate gross proceeds of $4,000,000. Each Unit comprises one common share (a “Common Share”) and one common share purchase warrant (a “Warrant”). Each Warrant is exercisable into one Common Share at a price of $1.05 per share until September 12, 2027.

The Company paid cash finder’s fees of $182,505, issued 201,718 finder’s warrants and 1,086,187 finder’s units to finders in connection with the Private Placement. Each finder’s unit consists of one Common Share and one common share purchase warrant, with each warrant being exercisable to purchase one Common Share at a price of $1.05 until September 12, 2027.

The net proceeds from this Private Placement will be primarily dedicated to the diligent assessment and strategic pursuit of acquisition opportunities. With a focus on enhancing shareholder value, the Company aims to leverage these funds to acquire promising mining assets, potentially including operating mines or strategic stakes in other mining companies. The Company cautions that it has been searching for and conducting due diligence on mineral projects that Management believes would enhance the Company’s portfolio of existing projects for some time and investors should be aware that the process for completing a transaction in most circumstances can take many months. Even if a suitable target is identified and due diligence satisfactorily completed, there are numerous hurdles, including entering into definitive agreements and obtaining shareholder and TSX Venture Exchange approval, that must be achieved to complete an acquisition transaction, such that there is no assurance that the Company will be able to make a major acquisition in the short term.

All securities issued pursuant to the Private Placement will be subject to statutory hold periods expiring January 13, 2026. Closing of the Private Placement is subject to final approval of the TSX Venture Exchange.

This news release does not constitute an offer to sell or a solicitation of an offer to sell any securities in the United States. The securities described herein have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any state securities laws and may not be offered or sold within the United States or to U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws or an exemption from such registration is available.

About Goldgroup

Goldgroup is a Canadian-based mining Company with two high-growth gold assets in Mexico. The Company has a 100% interest in the producing Cerro Prieto heap-leach gold mine located in the State of Sonora. An optimization and exploration program is underway at Cierro Prieto to significantly increase existing production and resources.

In addition, the Company holds a 100% interest in the Pinos underground gold development project in Zacatecas State. Pinos is an advanced PEA level development project. Formerly a producing mine, the Company is commissioning an updated PEA with a view to re-starting mining operations.

Goldgroup is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information on Goldgroup, please visit www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO
+1 (604) 764-0965

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: receipt of all required stock exchange and regulatory approvals in connection with the Private Placement and the business of the Company; the completion of the Private Placement as planned; the proposed use of proceeds raised pursuant to the Private Placement and the Company’s plans at the Cerro Prieto project; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s Annual Information Form and MD&A. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.